EXHIBIT 10.5


                                FIRST AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                           H. J. HEINZ COMPANY, L.P.


     This First Amendment to Second Amended and Restated Limited Partnership Agreement (this "Amendment") of H. J. Heinz Company, L.P. (the "Partnership"), is entered into to be effective as of February 28, 2002 (the "Effective Date"), by, between and among Heinz Management Company, a Delaware corporation ("HMC"), as the General Partner hereof, and the entities named on Schedule A, as the Limited Partners hereof. Capitalized terms used and defined in this Amendment shall have the meanings assigned to them in this Amendment (including those in the recital paragraphs hereof), and capitalized terms used herein in this Amendment and not defined herein shall have the meanings assigned to them in the Current LP Agreement (as defined below), in each case, unless the context clearly requires otherwise.

                                R E C I T A L S:

     WHEREAS, the Partnership was originally formed by the filing of a Certificate of Limited Partnership for the Partnership with the Secretary of State of the State of Delaware on October 6, 2000, and the Partnership is currently governed pursuant to that certain Second Amended and Restated Limited Partnership Agreement of the Partnership made and entered into as of May 3, 2001, as the same has been previously amended pursuant to the documents listed on Addendum 1 attached hereto (the "Current LP Agreement"); and

     WHEREAS, as of May 3, 2001, the only Limited Partners of the Partnership were those entities listed under the heading "May 3, 2001 Limited Partners" on Addendum 2 attached hereto, and effective as of May 4, 2001, the entities named under the heading "Merged Limited Partners" on Addendum 2 were merged with and into CMH, Inc., and as a result thereof, the only Limited Partners of the Partnership immediately thereafter were the entities listed under the heading "May 4, 2001 Limited Partners" on Addendum 2 attached hereto; and

     WHEREAS, in exchange for its contribution of certain assets to the Partnership (as hereinafter set forth), O. R. A. Corporation, a California corporation (the "New Limited Partner") desires to be admitted to the Partnership as a Limited Partner and additional Class B Interest Holder; and

     WHEREAS, the parties hereto desire to enter into this Amendment for the purpose of (a) amending the Current LP Agreement to reflect the admission of New Limited Partner into the Partnership as a limited partner and Class B Interest Holder hereof, (b) reallocating the relative interests of the Partners in the Partnership as hereinafter set forth, and (c) further amending the Current LP Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners, intending to be legally bound, hereby agree as follows:

     1. Admission of New Limited Partner. From and after the Effective Date of this Amendment, New Limited Partner is hereby admitted to the Partnership as a limited partner hereof, with such Class B Interest as hereinafter set forth, and in such capacity shall be a Class B Interest Holder, as hereinafter set forth (the "Admission"). In connection with such Admission, the Current LP Agreement is further amended as set forth below:

          (a) Additional Capital Contribution. Simultaneously with the full and complete execution of this Amendment, and in exchange for its admission as a Class B Interest Holder, New Limited Partner has made the Capital Contributions to the Partnership set forth on Schedule B attached to this Amendment (the "Contribution"), and the parties hereto acknowledge and agree that the fair market value of such assets on the date of their contribution, net of any liabilities assumed or taken subject to, is equal to the amount set forth on Schedule B attached hereto (the "Net Value"). The parties hereto acknowledge and agree that as of the Effective Date, the Unrecovered Capital of the New Limited Partner is equal to such Net Value.

          (b) Approvals. As required by and in accordance with Section 3.01 of the Current LP Agreement, the General Partner hereby specifically approves the issuance of such additional Class B Interests and the General Partner hereby agrees to such Net Value. The terms and conditions of the Admission have been approved by the Management Board of the Partnership, as set forth on Addendum 3 attached hereto.

          (c) Schedule A - Limited Partners. From and after the Effective Date, Schedule A attached to the Current LP Agreement is hereby deleted and superseded in its entirety and in its place and stead is substituted the Schedule A attached to this Amendment.

          (d) Schedule D - Class B Interest Holders. From and after the Effective Date, Schedule D attached to the Current LP Agreement is hereby deleted and superseded in its entirety and in its place and stead is substituted the Schedule D attached to this Amendment.

          (e) Schedule E - Net Equity Value and Percentage Interests. Subject to the provisions of Section 4.01 of the Current LP Agreement, from and after the Effective Date, the Schedule E attached to the Current LP Agreement is hereby deleted and superseded in its entirety and in its place and stead is substituted the Schedule E attached to this Amendment, and as a result thereof, from and after the Effective Date, the Partners shall be those persons and entities set forth on Schedule E to this Amendment and their relative Percentage Interests in the Partnership shall be as set forth on Schedule E to this Amendment.

          (f) Assumption of Liabilities. New Limited Partner is transferring all of its business operations to the Partnership, which includes liabilities incurred in connection with the conduct of such business (such as trade payables and various other liabilities in connection with employment of personnel and product disposition), and in that regard the Partnership agrees to assume (within the meaning of Section 752 of the Code) all of those liabilities of New Limited Partner other than the liabilities identified as Excluded

     Liabilities in the ORA Assignment, Assumption and Bill of Sale Agreement attached hereto as Schedule F. As to New Limited Partner, the liabilities assumed by the Partnership shall constitute "Assumed Liabilities" as defined in the Current LP Agreement and the provisions of Section 4.07 of the Current LP Agreement will specifically apply .

          (g) Agreement to be Bound by Current LP Agreement. New Limited Partner agrees to be bound by all of the terms and provisions of the Current LP Agreement (including, without limitation, Section 4.07). The New Limited Partner does hereby irrevocably make, constitute and appoint the General Partner as its true and lawful representative and attorney-in-fact, as provided in Section 10.05 of the Current LP Agreement, and in connection therewith, the terms, conditions and provisions of Section 10.05 of the Current LP Agreement are hereby incorporated in this Amendment by reference and the same shall be effective as fully as if such terms, conditions and provisions had been included in this Amendment verbatim.

     2. Representations and Warranties. Each of the Partners hereby represents and warrants to the other Partners the following:

          (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Amendment and to conduct the business of the Partnership.

          (b) The Current LP Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Partner enforceable in accordance with its terms.

          (c) No consents or approvals are required from any governmental authority or other person or entity for such Partner to enter into this Amendment. All corporate or partnership action on the part of such Partner necessary for the authorization, execution and delivery of this Amendment, and the consummation of the transactions contemplated hereby, have been duly taken.

          (d) The execution and delivery of this Amendment by such Partner, and the consummation of the transactions contemplated hereby, does not conflict with or contravene the provisions of its organizational documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulation, order or decree to which it or its properties are subject.

          (e) Each Partner agrees to indemnify and hold harmless the Partnership and each other Partner and their officers, directors, shareholders, partners, employees, successors and assigns from and against any and all loss, damage, liability or expense (including reasonable out of pocket costs and attorneys' fees) which they may incur by reason, or in connection with, any breach of the foregoing representations and warranties by such Partner and all such representations and warranties shall survive the execution and delivery of this Amendment and the termination and dissolution of any Partner and/or the Partnership (nothing herein shall constitute a waiver or extension of any applicable statute of limitations).

     3. Consent. Notwithstanding any contrary right or privilege which may be contained in the Current LP Agreement, all Partners consent to the Admission and the Contribution and consent to and ratify this Amendment and the Current LP Agreement (as amended by this Amendment) and each of the Partners agrees to be bound by all the terms, conditions and provisions of the Current LP Agreement as amended by this Amendment.

     4. Power of Attorney. Pursuant to Section 10.05 of the Current LP Agreement, the General Partner is executing this Amendment as attorney-in-fact for the Limited Partners.

     5. No Dissolution/Continuation of the Partnership. The Partners agree to continue to serve as the partners of the Partnership and each agrees to continue the Partnership until the Partnership is terminated without reconstitution. Further, each of the Partners agrees (a) the business of the Partnership shall be deemed to have continued and (b) the Partnership has not been dissolved, terminated and shall not be wound up, as a result of the Admission and Contribution, notwithstanding any contrary rights and privileges which may be contained in the Current LP Agreement.

     6. Ratification and Confirmation. Except to the extent specifically amended by this Amendment, the parties hereto do hereby ratify and confirm the terms and provisions of the Current LP Agreement, as previously amended.

     7. Effective Date. This Amendment is effective as of the date first above mentioned.

     8. Binding Effect. Except as herein otherwise provided to the contrary, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal and personal representatives, successors and assigns; provided, however, that neither party shall have any right, power and authority to assign any rights, powers, duties or obligations hereunder.

     9. Amendments. No amendment, alteration, modification or waiver of this Amendment, or any part hereof, shall be valid or effective unless in writing and signed by all the parties hereto.

     10. Applicable Laws. The substantive laws of the State of Delaware and the applicable federal laws of the United States shall govern the validity, construction, enforcement and interpretation of this Amendment, and this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and the applicable federal laws of the United States.

     11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     12. Headings and Titles. The headings and titles of Articles, Sections, Sub-sections and Paragraphs herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the operative terms or provisions hereof or therein.

     13. Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine, or neuter gender, and all singular words shall include the plural, and all plural words shall include the singular.

     14. Construction. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalid, illegal or unenforceable provision or provisions shall be fully severable and shall not affect any other provision hereof and this Amendment shall be construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as part of this Amendment a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     15. This Amendment. The words "herein," "hereof," "hereunder," "hereby," "this Amendment" and other similar reference shall be construed to mean and include this Amendment and all amendments thereof and supplements thereto unless the context should clearly indicate or require otherwise.

     16. No Third Party Beneficiary Rights. This Amendment is made solely and specifically between and for the benefit of the parties hereto, and their respective successors and assigns, subject to the express provisions hereof relating to successors and assigns, and no other person, individual, corporation or entity, whatsoever, shall have any rights, interests, or claims hereunder or be entitled to any benefits under or on account of this Amendment as a third party beneficiary or otherwise.

     17. Waiver. No consent or waiver, either expressed or implied, by any party to or of any breach or default by any other party, in the performance by such other party of the obligations thereof under this Amendment shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Amendment. Failure on the part of any party to complain or to pursue complaints with respect to any acts or failure to act of any other party, or failure on the part of any party to declare any other party in default, irrespective of how long such default continues, shall not constitute a waiver by such party of the rights and remedies thereof under this Amendment or otherwise at law or in equity.

     18. Exhibits. All exhibits, schedules, attachments, annexed instruments and addenda referred to herein shall be considered a part of this Amendment as fully as if and with the same force and effect as if such exhibit, schedule, attachment, annex or addendum had been included herein in full.


                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the introductory paragraph hereof.

GENERAL PARTNER:

HEINZ MANAGEMENT COMPANY, a Delaware corporation


By: /s/ Leonard A. Cullo, Jr.
    --------------------------------------
Name: Leonard A. Cullo, Jr.
      ------------------------------------
Title: Vice President
       -----------------------------------


LIMITED PARTNERS:

H. J. HEINZ COMPANY
STAR-KIST FOODS, INC.
HEINZ FROZEN FOODS COMPANY
CMH, INC.
H. J. HEINZ FINANCE COMPANY


By: Heinz Management Company,
    attorney-in-fact pursuant
    to the power of attorney granted in
    Section 10.05 of the Current LP
    Agreement


    By: /s/ Leonard A. Cullo, Jr.
        ----------------------------------
    Name: Leonard A. Cullo, Jr.
          --------------------------------
    Title: Vice President
           -------------------------------

NEW CLASS A/B INTEREST HOLDER:

O. R. A. Corporation, a California corporation


By: /s/ Christopher J. Puma
    --------------------------------------
Name: Christopher J. Puma
      ------------------------------------
Title: Vice President
       -----------------------------------

                         Schedule A - Limited Partners


The following entities are the Limited Partners of the Partnership as of the Effective Date:

         Class A Interest Holders:
         ------------------------

1.       H. J. Heinz Company, a Pennsylvania corporation

2.       Star-Kist Foods, Inc., a California corporation

3.       Heinz Frozen Foods Company, a Delaware corporation


         Class B Interest Holders:
         ------------------------

1.       H. J. Heinz Finance Company, a Delaware corporation

2.       CMH, Inc., an Idaho corporation

3.       O. R. A. Corporation, a California corporation.

                     Schedule B - New Capital Contributions


Simultaneously with the full and complete execution of this Amendment, and in exchange for its admission as a Class B Interest Holder, New Limited Partner has contributed the following assets to the capital of the Partnership:



         All those assets described in the ORA Assignment, Assumption and Bill of Sale Agreement attached hereto as Schedule F.



In connection with the New Limited Partner's contribution to the capital of the Partnership of the assets set forth above, the Partnership agrees to assume (within the meaning of Section 752 of the Code) the following liabilities of the New Limited Partner:



         All those liabilities described in the ORA Assignment, Assumption and Bill of Sale Agreement attached hereto as Schedule F, other than Excluded Liabilities.



Subject to the provisions of Section 4.01 of the Current LP Agreement, the parties hereto acknowledge and agree that the estimated fair market value of such contributed assets, on the date of their contribution, net of any liabilities assumed or taken subject to, is equal to $220.000.000.00.

                     Schedule D - Class B Interest Holders


As of the Effective Date, the following entities are the Class B Interest
Holders:

1.       H. J. Heinz Finance Company, a Delaware corporation

2.       CMH, Inc., an Idaho corporation

3.       O. R. A. Corporation, a California corporation.

             Schedule E - Net Equity Value and Percentage Interests


As of the Effective Date, the net equity value of each Partner's Interest in the Partnership and the relative Percentage Interest of each Partner is as shown below:

--------------------------------------------------------------------------------------------------------
                 Partner                             Capital Contribution     Percentage Interests
--------------------------------------------------------------------------------------------------------
Heinz Management Company                                        500,000              .004%
--------------------------------------------------------------------------------------------------------
H. J. Heinz Company,                                      4,893.000,000             38.308%
--------------------------------------------------------------------------------------------------------
Star-Kist Foods, Inc                                      1,608,000,000             12.589%
--------------------------------------------------------------------------------------------------------
Heinz Frozen Foods Company,                               2,034,000,000             15.924%
--------------------------------------------------------------------------------------------------------
H. J. Heinz Finance Company                                 929,220,000              7.275%
--------------------------------------------------------------------------------------------------------
CMH, Inc                                                  3,088,145,000             24.177%
--------------------------------------------------------------------------------------------------------
O. R. A. Corporation                                        220,000,000              1.722%
--------------------------------------------------------------------------------------------------------
                                     Total               12,772,865,000             100.000%

                                                                     Schedule F

      O.R.A. CORPORATION ASSIGNMENT, ASSUMPTION AND BILL OF SALE AGREEMENT


     THIS O.R.A. CORPORATION ASSIGNMENT, ASSUMPTION AND BILL OF SALE AGREEMENT (this "Agreement"), made as of this 28th day of February, 2002, by and among O.R.A. Corporation, a California corporation ("Assignor") and H. J. Heinz Company, L.P., a Delaware limited partnership ("Assignee").


                                   RECITALS:


     WHEREAS, Assignor is a wholly owned subsidiary of Delimex Holdings, Inc., a Delaware corporation ("Delimex"); and

     WHEREAS, Assignor desires to assign, transfer and convey all of the Included Assets (as such term is defined in Section 1.1 below) to Assignee in exchange for a limited partnership interest in Assignee, and Assignee wishes to accept the assignment of such Included Assets, on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                                   ASSIGNMENT

     Section 1.1. Assigned Assets. Assignor hereby assigns, transfers and conveys to the Assignee all of Assignor's right, title and interest in and to each and every asset, right and interest of every kind, nature or character whatsoever, wherever located, and whether direct or indirect, that are owned, used or held for use by, or for the benefit of or on the behalf of, in whole or in part, Assignor and used in connection with the manufacturing, marketing, distribution and sale of food products in the United States (the "Manufacturing Operations") including, without limitation, the following (but specifically excluding the Excluded Assets, as such term is defined in Section 1.2 below):

     (a) all machinery; tools; dies; molds; packaging materials; appliances; motorized and non-motorized vehicles; trailers, attachments and accessories; marine vessels; aircraft; railway rolling stock; furnishings; equipment (including, but not limited to, all spare and replacement parts); computer hardware; computer software; fuel stocks; plants; materials, stores, supplies, packaging and labeling; documents, records and other similar and dissimilar tangible records; and all other tangible personal property of every conceivable nature, kind, character and description associated with the Manufacturing Operations of Assignor (the "Property");

     (b) all inventory, raw materials, finished products and work-in-progress of Assignor (the "Inventories");

     (c) all real property leases (together with all modifications and amendments thereof and supplements thereto), where Assignor is the direct or indirect lessor or lessee of land, structures, fixtures and premises (the "Real Property Leases");

     (d) all leases, subleases and assignments (together with all modifications and amendments thereof and supplements thereto), where Assignor is the direct or indirect lessor or lessee of machinery, equipment or any other personal property (the "Personal Property Leases");

     (e) all easements, profits, licenses pertaining to real property, rights of access, rights of way and other similar or dissimilar rights in real property (together with all modifications and amendments thereof and supplements thereto), where Assignor is the direct or indirect grantor or grantee (the "Real Property Licenses");

     (f) all written and oral contracts (together with all modifications and amendments thereof and supplements thereto) (the "Contracts");

     (g) all licenses not pertaining to real property (including, but not limited to, computer software licenses) (together with all modifications and amendments thereof and supplements thereto) (the "Personal Property Licenses");

     (h) all trade accounts receivable and all other similar or dissimilar receivables (the "Receivables");

     (i) all prepaid expenses, other than prepaid taxes (the "Prepaid
Expenses");

     (j) all goodwill, going concern value and other intangible assets associated with the Manufacturing Operations of Assignor (the "Goodwill");

     (k) all transferable or otherwise assignable approvals, permits, authorizations, licenses, orders, registrations, certificates, variances and other similar or dissimilar permits obtained from any governmental or quasi-governmental authority and pending applications (the "Permits");

     (l) all patents, patent applications and patent claims, whether foreign or domestic, owned or licensed by Assignor; all copyrights, copyright applications or copyright claims, whether foreign or domestic, owned or licensed by Assignor; all trade secrets, business privileged materials, proprietary information and all other confidential information of Assignor, whether or not such information is related to the Manufacturing Operations of Assignor, including, without limitation, all information relating to sales, sales volume, sales methods, sales proposals, customers, suppliers, prospective customers, financial and accounting records, manuals, formulae, processes, methods, compositions, ideas, improvements, inventions, know-how, research and all other confidential and proprietary information (collectively, the "Proprietary Information");

     (m) all cash, bank and other accounts, bank and other balances, term or time deposits, lock box receipts and similar cash items (the "Accounts"); and

     (n) any claims, demands, judgments, actions, causes of action, joinders, contributions, indemnities, losses, damages, suits, inquiries, proceedings, grievances, arbitrations, judgments or other similar or dissimilar rights of Assignor (the "Claims"), whether such Claims are known or unknown, suspected or unsuspected, foreseen or unforeseen, real or imaginary, actual or potential, vested or contingent; whether arising at law, in equity or otherwise, under common or statutory law, state or federal law, or natural or any other law; whether as a result of active or passive negligence, strict liability in tort, breach of warranty (express or implied), breach of contract, duty to indemnify or any other theory of recovery, basis or cause whatsoever.

Collectively, the assets, properties, rights and interests identified in subsections 1.1(a) through (n) above, together with all other assets, properties, rights and interests of Assignor not excluded in Section 1.2 below, are referred to in this Agreement as "Included Assets."

     Section 1.2. Excluded Assets. The following assets, properties, rights and interests, whether real or personal, tangible or intangible shall not be included as an Included Asset, and shall specifically be excluded from the assignment and transfer set forth in Section 1.1 above:

     (a) all trademarks, recipes (including formulae and process sheets), trade names, corporate names, trade dress, label designs and logos of the Assignor;

     (b) all intercompany receivables from Delimex Holdings, Inc.;

     (c) all assets, of whatever nature, relating to income taxes; and

     (d) all corporate records of Assignor including, without limitation, the corporate financial records, stock registry and minute books;

     (e) all shares of each of the following Mexican subsidiaries of Assignee:

                           Delimex Mexicana, S.A. De C.V.
                           Ancidur, S.A. De C.V.
                           Delimex de Mexico, S.A. De C.V.


Collectively, the assets, properties, rights and interests identified in subsections 1.2(a) - (e) above are referred to in this Agreement as "Excluded Assets."

                                   ARTICLE II

                                   ASSUMPTION

     Section 2.1 Assumed and Excluded Liabilities. Assignee hereby accepts all right, title and interest of Assignor in, to and under the Included Assets and agrees to fully assume, pay, discharge, perform and fulfill, or cause to be assumed, paid, discharged, performed or fulfilled, all duties, liabilities and obligations in connection with, or arising from, such Included Assets from and after the date hereof. Assignee assumes no obligation with respect to the following:

     (a)  all liabilities relating to the Excluded Assets;

     (b)  all liabilities, of whatever nature, relating to income taxes; and

     (b) all intercompany payables to Delimex Holdings, Inc. or Heinz Finance Company; and

     (c) any other liabilities identified in writing by Assignor and Assignee no later than May 31, 2002 as not pertaining to the Manufacturing Operations.

                                  ARTICLE III

                                  DISCLAIMERS

     Section 3.1 AS IS, WHERE IS; Disclaimer. The Included Assets are being sold, transferred, conveyed, assigned and delivered to Assignee in an "AS IS, WHERE IS" condition. Assignor warrants that the Included Assets conveyed by Assignor are owned by such Assignor and that Assignor has the legal right, and is properly authorized and empowered, to sell, transfer, convey, assign and deliver all of its right, title and interest in and to the Included Assets to Assignee. EXCEPT AS OTHERWISE SET FORTH HEREIN, ASSIGNOR MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY REGARDING THE INCLUDED ASSETS, AND ASSIGNOR DISCLAIMS ALL OTHER WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ASSIGNOR BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES RELATING TO OR CAUSED BY THE INCLUDED ASSETS.

                                   ARTICLE IV

                                    GENERAL

     Section 4.1. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     Section 4.2. Controlling Law. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law provisions.

     Section 4.3. Further Assurances. Assignor and Assignee shall cooperate with each other with respect to the subject matter of this Agreement, and each party shall take such further actions and execute such further instruments or documents as the other party reasonably shall request from time to time to implement the purposes of this Agreement. This Agreement shall not require the Assignor to assign to Assignee any Contract, Permit or other right if the assignment of same without the consent of any other party thereto would constitute a breach or a violation thereof or in any way impair the rights sought to be transferred to Assignee. Except as otherwise expressly provided herein, with respect to any Contract, Permit or other right to be assigned to Assignee hereunder, Assignor and Assignee, both prior to and after the date of this Agreement, shall use commercially reasonable efforts to obtain the consent to the assignment thereof promptly; provided however that Assignor shall not be required to make payments or to agree to any undertaking in connection with obtaining such consent. If any consent shall be unobtainable, Assignor shall use commercially reasonable efforts to assure to Assignee the benefits of such Contract, Permit or other right, as the case may be, and shall cooperate with Assignee in any reasonable arrangement designed to provide such benefits to Assignee (including, without limitation, (a) enforcement for the benefit of Assignee, of the rights of Assignor against a third party arising out of a breach or cancellation by such third party, (b) entering into appropriate subcontracting or agency arrangements or (c) holding such Contract, Permit or other right and any monies received therefrom in trust for Assignee); provided, that (i) Assignor shall not without the consent of Assignee, agree to any modification of any such Contract, Permit or other right in the course of obtaining any consents, or pay or commit to pay any consideration payable from the Included Assets, and (ii) Assignee shall (A) perform the obligations of Assignor arising under such Contract, Permit or other right after the date of this Agreement and (B) reimburse Assignor and hold Assignor harmless from and against all liabilities incurred or asserted as a result of Assignee's performance of such obligations.

     Section 4.4. Severability. If any provision of this Agreement shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

     Section 4.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 4.6. Entire Agreement.This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party thereto to be bound.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                           ASSIGNOR :
                                           O.R.A. Corporation


                                           By:/s/ Christopher J. Puma
                                              ----------------------------------
                                           Name:    Christopher J. Puma
                                                --------------------------------
                                           Title:   Vice President
                                                 -------------------------------




                                           ASSIGNEE:
                                           H. J. HEINZ COMPANY, L.P.
                                           By: Heinz Management Company, its
                                               General Partner



                                           By:    /s/ Leonard A. Cullo, Jr.
                                              ----------------------------------
                                           Name:    Leonard A. Cullo, Jr.
                                                --------------------------------
                                           Title:   Vice President
                                                 -------------------------------

    Addendum 1 - Previous Amendment(s) to the Limited Partnership Agreement


The Second Amended and Restated Limited Partnership Agreement of the Partnership, made and entered into as of May 3, 2001, has been previously amended pursuant to the documents listed below:



         No prior amendments.

                     Addendum 2 - Previous Limited Partners


As of May 3, 2001, the only Limited Partners of the Partnership were those entities listed below:

                          May 3, 2001 Limited Partners
                          ----------------------------
                          H. J. Heinz Company
                          Star-Kist Foods, Inc.
                          Heinz Frozen Foods Company
                          H. J. Heinz Finance Company
                          Portion Pac, Inc.
                          Escalon Premier Brands, Inc.
                          IDF Holdings, Inc.
                          Quality Chef Foods, Inc.
                          Thermo Pac, Inc.
                          Boulder, Inc.
                          CMH, Inc.
                          Central Commissary, Inc.

Effective as of May 4, 2001, the entities listed below were merged with and into CMH, Inc.:

                          Merged Limited Partners
                          -----------------------
                          Portion Pac, Inc.,
                          Escalon Premier Brands, Inc.
                          IDF Holdings, Inc.
                          Quality Chef Foods, Inc.
                          Thermo Pac, Inc.
                          Boulder, Inc.
                          Central Commissary, Inc.

As a result thereof, as of May 4, 2001, the only Limited Partners of the Partnership were those listed below:

                          May 4, 2001 Limited Partners
                          ----------------------------
                          H. J. Heinz Company
                          Star-Kist Foods, Inc.
                          Heinz Frozen Foods Company
                          H. J. Heinz Finance Company
                          CMH, Inc.

H. J. Heinz Company, Star-Kist Foods, Inc. and Heinz Frozen Foods Company are and continue to be the only Class A Interest Holders, and the remainder of the entities listed above under the heading "May 4, 2001 Limited Partners", together with the New Limited Partner, are and continue to be the only Class B Interest Holders.

                     Addendum 3 - Management Board Approval


                 WRITTEN CONSENT AND AUTHORIZATION OF MANAGERS

     The undersigned, all being Managers of the Management Board of H. J. Heinz Company, L.P., a Delaware limited partnership (the "Partnership"), waive notice of the time, place and purpose of a special meeting of the Managers of the Management Board and hereby consent to and adopt the resolutions set forth below, with the same force and effect as if such resolutions had been duly adopted at a meeting of the Managers of the Partnership duly called and held.

     This Written Consent and Authorization and the following resolutions are being made in accordance with Section 8.02 of the First Amended and Restated Limited Partnership Agreement (as previously amended, the "Current Partnership Agreement") of the Partnership, dated as of May 3, 2001.

     The only Managers of the Management Board of the Partnership are Arthur Winkleblack, Leonard Cullo and Laura Stein, appointed by the Class B Interest Holders, and Joseph Jimenez and Neil Harrison, appointed by the Class A Interest Holders. In accordance with Section 8.02(c) of the Current Partnership Agreement, a majority in number of the Managers shall constitute a quorum for the transaction of business. Further, Section 8.02(d) of the Current Partnership Agreement provides that any action required to be taken at a meeting of the Management Board may instead be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by the number of Managers required to approve such action in a properly called and constituted meeting of the Management Board at which all of the Managers were present and voting.

     Capitalized terms used and defined in this Written Consent and Authorization shall have the meanings assigned to them herein, and capitalized terms used but not defined in this Written Consent and Authorization shall have the meanings assigned to them in the Current Partnership Agreement.

     The signature, consent and authorization of any Manager shall not be conditioned upon any of the other Managers signing this Written Consent and Authorization, and the failure of one or more of the Managers to execute this Written Consent and Authorization shall not have any effect upon the Written Consent and Authorization of the Managers who have signed and executed this Written Consent and Authorization.

     This Written Consent and Authorization may be signed in multiple counterparts and the signature pages of the various counterparts may be combined together in one document.

                                  RESOLUTIONS:

     RESOLVED, the Management Board of the Partnership hereby (a) consents to and authorizes the Partnership to admit O. R. A. Corporation, a California corporation, (the "New Limited Partner") as an additional Class B Interest Holder (the "Admission"), in exchange for the capital contribution (the "Capital Contribution") to the Partnership by such New Limited Partner of the business operations and assets set forth on Schedule B attached to that certain First

Amendment to the Second Amended and Restated Limited Partnership Agreement of
H. J. Heinz Company, L.P., entered into effective as of February 28, 2002 (the "First Amendment"), (b) agrees to the Net Value set forth on Schedule B to the First Amendment, and (c) agrees to the adjustments made in the booked-up equity value and Percentage Interests set forth on Schedule E to the First Amendment;

     FURTHER RESOLVED, the General Partner is authorized to enter into such First Amendment (both on its own behalf and in its capacity as attorney-in-fact on behalf of the Limited Partners in accordance with Section 10.05 of the Current Partnership Agreement) and the General Partner is authorized and directed to do or take all acts, actions and things and to pay such costs and expenses and taxes as the General Partner may determine to be necessary or appropriate in connection with or incidental to the matters set forth in this Resolution and to enter into, execute, deliver and perform in accordance with such other agreements, contracts, documents and other instruments (both on its own behalf, on behalf of the Limited Partners and on behalf of the Partnership) as the General Partner may determine to be necessary or appropriate in connection with or incidental to the completion of the Admission and the capital Contribution (collectively, the "Admission Documents"), such approval to be evidenced conclusively by the General Partner's execution and delivery of those documents, and the Partnership and the General Partner is authorized and directed to take all actions required of each pursuant to the First Amendment and the Admission Documents and take such actions as may be necessary or convenient to implement completion of the Admission or the performance by the Partnership of its obligations under and pursuant to the Admission Documents or in connection with the completion of transactions contemplated therein or herein, and such documents are hereby approved; and

     FURTHER RESOLVED, the Management Board and the Managers executing this Written Consent and Authorization, on behalf of the Partnership, hereby consent to all actions previously taken or to be taken on behalf of the Partnership in connection with or related to the Admission or any of the Admission Documents and the consummation of the Admission and the Admissions Documents or the transactions contemplated therein or herein.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                        [SIGNATURES BEGIN ON NEXT PAGE]

EXECUTED by the undersigned as of, but not necessarily on, February 28, 2002.


                                           ------------------------------------
                                           ARTHUR WINKLEBLACK


                                           ------------------------------------
                                           LEONARD  CULLO


                                           ------------------------------------
                                           LAURA STEIN


                                           ------------------------------------
                                           JOSEPH JIMENEZ


                                           ------------------------------------
                                           NEIL HARRISON


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